UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	May 15, 2008
(Date of earliest event reported)	May 13, 2008

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 7.01	Regulation FD Disclosure

On May 13, 2008, ONEOK Partners, L.P. announced that it will present at the Master Limited Partnership Investor Conference in New York City, New York on Thursday, May 22, 2008, beginning at approximately 8:30 a.m. Eastern Daylight Time (7:30 a.m. Central Daylight Time).

John W. Gibson, chief executive officer of ONEOK, Inc. and chairman, president and chief executive officer of ONEOK Partners GP, L.L.C., its general partner, will present.

The conference will be webcast and will be accessible on ONEOK Partners' website at

www.oneokpartners.com. The presentation slides will be available beginning at 8:00 a.m. Eastern Daylight Time (7:00 a.m. Central Daylight Time). A replay of the webcast will be archived for 30 days after the conference.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 News release issued by ONEOK Partners, L. P. dated May 13, 2008.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.
Date:	May 15, 2008	By:	/s/ Curtis L. Dinan
Senior Vice President - Chief Financial Officer and Treasurer

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